UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  June 28, 2024

AULT ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AULT	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	AULT PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 28, 2024, Ault Alliance, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on May 6, 2024, the record date for the Annual Meeting, the Company had outstanding and entitled to vote (i) 30,065,339 shares of the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”), and (ii) 44,000 shares of the Company’s Series C Convertible Preferred Stock, which together with the Common Stock constitute all of the outstanding voting capital stock of the Company.

At the Annual Meeting, the stockholders voted on six proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 8, 2024. At the Annual Meeting stockholders appointed six (6) directors and approved proposals 2, 3, 4, 5 and rejected proposal 6, each of which were presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal One: The election of six director nominees named by the Company to hold office until the next annual meeting of stockholders.

	For	Against	Abstain	Broker Non-Votes
Milton C. Ault, III	3,262,058	1,850,941	465,018	6,299,644
William B. Horne	3,343,924	1,308,692	925,401	6,299,644
Henry C. Nisser	3,338,378	1,304,332	935,307	6,229,644
Robert O. Smith	3,361,994	1,283,128	932,895	6,229,644
Jeffrey A. Bentz	3,309,664	1,333,936	934,417	6,299,644
Mordechai Rosenberg	3,331,319	1,312,487	934,211	6,299,644

Proposal Two: The ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain	Broker Non-Votes
9,868,217	1,763,739	245,705	0

Proposal Three: Approval of, pursuant to Rule 713(a) and (b) of the NYSE American, the exercise of the warrants to purchase the Company’s Common Stock, which were issued pursuant to the Note Purchase Agreement dated October 13, 2023.

For	Against	Abstain	Broker Non-Votes
3,460,362	1,406,829	258,612	6,299,644

Proposal Four: Approval of, pursuant to Rule 713(a) and (b) of the NYSE American, the conversion of an aggregate of 75,000 shares of Series C Convertible Preferred Stock into Common Stock and warrants to purchase Common Stock, an increase of $25,000,000 beyond the original $50,000,000 for a total purchase price of up to $75,000,000, pursuant to an Amendment dated March 25, 2024 to the Securities Purchase Agreement dated November 6, 2023.

For	Against	Abstain	Broker Non-Votes
3,142,837	1,817,959	165,007	6,299,644

Proposal Five: Approval of the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-two and not more than one-for-thirty-five at any time prior to June 27, 2025, with the exact ratio to be set at a whole number within this range as determined by the board of directors in its sole discretion.

For	Against	Abstain	Broker Non-Votes
6,900,571	4,889,286	87,804	0

Proposal Six: Approval of the Ault Alliance, Inc. 2024 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
2,739,733	2,663,010	175,274	6,299,644

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT ALLIANCE, INC.

Dated: June 28, 2024	/s/ Henry Nisser
Henry Nisser President and General Counsel